Other Income	12 Months Ended
Dec. 31, 2024
Other Income Expense [Abstract]
OTHER INCOME	OTHER INCOME
Other income during the years ended December 31, 2024 and 2023 consists of the following:

	Note	2024	2023
Change in fair value of foreign exchange contracts	16(b)(i)	$(62,727)	$46,213
Change in fair value of gold contracts	16(b)(ii)	(39,974)	(3,201)
Change in fair value of Greenstone Contingent Consideration	16(b)(iii)	(23,246)	(2,999)
Gain on remeasurement of previously held interest in Greenstone	5	579,816	—
Gain on reclassification of investment in Versamet	10(a)	5,562	—
Gains (loss) on modification and extinguishment of debt	13(a),(c)	5,383	(4,349)
Expected credit losses and write-offs	11(b), 24(a)	31	(13,802)
Foreign exchange gain (loss)		13,180	(9,059)
Gain on sale of partial interest and reclassification of investment in i-80 Gold	10(b)	—	34,467
Other expense		709	(16,145)
Total other income		$478,734	$31,125
(a)Write-off of receivable from Pilar Gold Inc. (“PGI”)
In connection with a previous asset sale in April 2021, the Company had a note receivable from PGI that was due on November 30, 2023. The note receivable was subject to an annual interest rate of 5%, compounded monthly. At June 30, 2023, due to operational and financial challenges at PGI, the Company recognized an impairment loss of $9.9 million in other income to write off the outstanding note receivable from PGI.
In addition to the note receivable, the Company was owed a total of 1,500 ounces of refined gold. At June 30, 2023, the Company recognized a loss of $1.2 million on revaluation of the gold deliveries to nil in other income. The Company also recognized a loss of $2.3 million in OCI on remeasurement of the fair value of its investment in PGI to nil.